UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 2, 2013

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania		19301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01       Changes in Registrant’s Certifying Accountant.

On July 2, 2013 (the “Notice Date”), Malvern Bancorp, Inc. (the “Company”) notified ParenteBeard LLC that it had been dismissed as the Company’s independent registered public accounting firm, effective as of the Notice Date.  The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

On July 3, 2013, the Company notified BDO USA, LLP (“BDO”) that it had been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

ParenteBeard LLC performed audits of the Company’s consolidated financial statements for the years ended September 30, 2012 and 2011. ParenteBeard LLC’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended September 30, 2012, and from September 30, 2012 through the Notice Date, there were no (i) disagreements between the Company and ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused ParenteBeard LLC to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

The Company furnished ParenteBeard LLC with a copy of this report prior to filing with the SEC and requested that ParenteBeard LLC furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to ParenteBeard LLC’s audit services and engagement as the Company’s independent registered public accounting firm. ParenteBeard LLC has furnished a letter addressed to the SEC dated July 3, 2013, a copy of which is attached hereto as Exhibit 16.0.

During the two years ended September 30, 2012 and from September 30, 2012 through engagement of BDO as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf has consulted BDO with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with ParenteBeard LLC, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
16.0	Letter of ParenteBeard LLC dated July 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: July 5, 2013	By:	/s/Dennis Boyle
Dennis Boyle
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
16.0	Letter of ParenteBeard LLC dated July 3, 2013